UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2008




                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        000-26393                 06-1542480
   --------                        ---------                 ----------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                    Number)               Identification No.)
incorporation)


            23 Old Kings Highway South, Darien, CT             06820
            --------------------------------------             -----
            (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (203) 662-2800




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.02 Results of Operations and Financial Condition.

     The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 -"Regulation FD Disclosure" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to
Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

     On May 8, 2008, Jupitermedia Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2008. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

     The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 -"Results of Operations and Financial Condition" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On May 8, 2008, Jupitermedia Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2008. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits:

     99.1 Press release, dated May 8, 2008, of Jupitermedia Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         JUPITERMEDIA CORPORATION


                                         By:    /s/ Donald J. O'Neill
                                                --------------------------------
                                         Name:  Donald J. O'Neill
                                         Title: Vice President and
                                                Chief Financial Officer


Date:  May 9, 2008

                                  EXHIBIT INDEX


Exhibit:

99.1      Press release, dated May 8, 2008, of Jupitermedia Corporation.